Exhibit 10.10

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

TLC BIOPHARMACEUTICALS (H.K.) LIMITED

COMMERCIALIZATION AGREEMENT

            , 2018

Commercialization Agreement Confidential

This COMMERCIALIZATION AGREEMENT (“Agreement”) is entered into as of             , 2018 (the “Signing Date”)

BY AND BETWEEN

Taiwan Liposome Company, Ltd., a company established and existing under the laws of Republic of China, having its principal place of business at 11F-1, No 3, Yuanqu St., Nankang District, Taipei Taiwan 11503 and its facsimile number of +886-2-26557366 (“TLC”, together with its subsidiaries (other than TLC Hong Kong and its subsidiaries), “TLC Group”);

and

TLC Biopharmaceuticals (H.K.) Limited, a company established and existing under the laws of Hong Kong, having its principal place of business at and its facsimile number of +886-2-26557366 (“TLC Hong Kong”, together with its subsidiaries “TLCHK Group”)

TLC	Hong Kong and TLC each may be referred to as a “Party” or collectively as the “Parties”.

WHEREAS:

1.

TLC is a specialty biopharmaceutical company focusing on research and development and commercialization of innovative pharmaceutical products through its proprietary products delivery technologies. It has developed and intended to distribute certain pharmaceutical products in the China Territory;

2.	TLC Hong Kong will establish a sales organization and sub-distributors operating throughout the China Territory and will be capable of commercializing the TLC Products in the China Territory; and

3.

TLC intends to appoint TLC Hong Kong to exclusively commercialize certain products throughout the China Territory on the terms and conditions set out in this Agreement, and TLC Hong Kong intends to accept such appointment.

NOW,	THEREFORE, TLC Hong Kong and TLC hereby agree as follows:

1.	DEFINITION

(a)

“Applicable Law” means all applicable laws, rules, regulations, guidelines and requirements of any governmental authority related to the registration, manufacture, importation, exportation, distribution, and marketing of the TLC Products in the China Territory.

(b)	“CFDA” means Food and Drug Administration in the People’s Republic of China.

(c)

“China Territory” means the People’s Republic of China (“China”), including Hong Kong and Macau. For the avoidance of doubt, the China Territory does not include Taiwan, Republic of China, and for TLC 166, the China Territory does not include Macau and Hong Kong.

(d)

“Commercialization or Commercialize” means, with respect to the TLC Products, any and all processes and activities conducted to obtain Market Approvals, establish and maintain sales for such TLC Products (including with respect to reimbursement and patient access), including bidding, hospital listing, distribution, obtaining pricing approval, offering for sale, detailing, selling (including launch), pre-launch, launch, market, discounting, preparing branding, developing promotional materials, organizing speakers program, manufacturing, and promoting the TLC Products.

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*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commercialization Agreement Confidential

(e)	“Day” means calendar day herein.

(f)	“Derivative Products” mean the ***.

(g)

“Market Approvals” means the GMP certificate, product license, registration, marketing authorization or any other approval necessary from the CFDA for the manufacturing, importation, or Commercialization of the TLC Products in the China Territory.

(h)	“Strategic Alliance Agreement” means the Strategic Alliance Agreement entered into on January 22, 2018 between TLC and JX for JX to purchase shares of TLC Hong Kong.

(i)	“Third party” means a person or an entity other than TLC Hong Kong and any members in TLC Group or TLCHK Group.

(j)	“TLC Products” means the current drugs and pipeline products (including their improvements) that TLC has developed by itself, including but not limited to TLC166, TLC177, TLC178, TLC399 and TLC599.

(k)	“JX” means ( ).

(l)	“Shareholders’ Agreement” means the shareholders’ agreement entered into by TLC, JX and TLC Hong Kong.

2.	COMMERCIALIZATION

2.1

Exclusive Commercialization. Subject to the terms and conditions of this Agreement, and effective as of the completion of the Closing as set forth in the Strategic Alliance Agreement, TLC grants TLC Hong Kong the exclusive and fully paid right to Commercialize the TLC Products in the China Territory. TLC hereby confirms that if any counterparty to a drug commercialization agreement or similar contract with TLC Group engages in the Commercialization of any TLC Products in the China Territory, or any sales of TLC Products into the China Territory, such engagement will be deemed a violation of its contract with TLC Group and TLC will (and will procure other members of the TLC Group to) enforce its contractual rights against such counterparty.

2.2

Market Approvals. TLC Hong Kong shall be responsible for obtaining all relevant Market Approvals at its cost in the China Territory for the TLC Products. TLC Hong Kong will, at its expense, maintain the Market Approvals in the China Territory, TLC shall have the right of reference to such Market Approvals for the purpose of seeking, obtaining and maintaining regulatory approvals for the TLC Product in and outside the China Territory or for Commercialization of the TLC Product outside the China Territory.

2.3	Sale outside the China Territory. TLC Hong Kong may not, without prior written consent from TLC, market, sell, or distribute the TLC Products to any customers outside the China Territory.

2.4

Sub-Authorization. TLC agrees that TLC Hong Kong may grant a sub-authorization to its wholly owned subsidiary that such subsidiary may be entitled to all TLC Hong Kong’s rights hereunder provided that such subsidiary shall comply with the terms and conditions of this Agreement.

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commercialization Agreement Confidential

2.5

Governmental Approvals. The Parties acknowledge that if TLC’s performance of any obligations under this Agreement requires any applicable governmental approval, TLC will not be deemed in breach for failure to perform that obligation until receipt of the necessary governmental approvals. TLC will use its best efforts to obtain such approvals when required.

3.	COMMERCIALIZATION OF TLC PRODUCTS & COVENANTS

3.1

Commercially Best Efforts. TLC Hong Kong shall use its commercially best efforts to Commercialize and sell reasonable quantities of the TLC Products in the China Territory and to stimulate and increase interest in the TLC Products in the China Territory. TLC Hong Kong shall use commercially best efforts to commit sales, marketing, and accounting management and servicing resources and to provide marketing and promotional materials and efforts for the TLC Products in the China Territory.

3.2

Duties of TLC Hong Kong. TLC Hong Kong shall be responsible for the activities and associated costs of Commercialization of the TLC Products in the China Territory. TLC Hong Kong and its designees (s) shall handle, store, and distribute TLC Products in accordance with this Agreement, TLC Products specification provided by TLC, and Applicable Law.

3.3

Product Complaints. If either TLC Hong Kong or TLC learns of any complaints/claims concerning the TLC Products, the Party learning of such complaints or claims shall advise the other Party within forty-eight (48) hours by telephone, confirmed in writing within five (5) business days thereafter.

3.4

Compliance. Both TLC and TLC Hong Kong shall comply with all Applicable Law in connection with the activities contemplated by this Agreement. The Parties further agree to use their best efforts to negotiate and execute any amendments hereto that may be deemed necessary or appropriate to maintain compliance with any Applicable Law to either Party.

4.	PRODUCT SUPPLY AND SUPPORT, QUALITY ASSURANCE & REGULATORY RESPONSIBILITIES

4.1

Product Supply and Support. TLC agrees to provide to TLC Hong Kong with supports and information necessary for commercialization of TLC Products and the performance of other provisions herein, including but not limited to (i) using its best efforts to supply or cause a third party to supply TLC Products in reasonable quantities to TLC Hong Kong, (ii) providing related personnel training program, and (iii) providing related clinical test data. After TLC Hong Kong makes its reasonable request, TLC shall provide within a reasonable period, (i) related clinical test data and personnel training and information with no cost to TLCHK Group, and (ii) any other foregoing supports for consideration.

4.2

Supply Price. As the sole Market Approval holder of TLC Products in the China Territory, the supply of the TLC Products will be at the price ***. TLC shall provide to TLC Hong Kong *** promptly upon request by TLC Hong Kong.

4.3

Special Assistance. Upon request by TLC Hong Kong, TLC and TLC Hong Kong will negotiate in good faith the terms and conditions of a separate development and technical services agreement relating to the Derivative Products, which will include

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commercialization Agreement Confidential

the following, subject to any applicable regulatory approvals, if any, and at the consideration agreed by the parties:

(a) TLC Hong Kong and its wholly owned subsidiary’s exclusive and fully-paid right to use TLC’s intellectual property rights in the China Territory to develop and commercialize the Derivative Products;

(b) TLC’s obligation to provide technical services as necessary or desirable for the development of the Derivative Products; and

(c) TLC Hong Kong or its wholly owned subsidiary shall be entitled to the same rights to the Derivative Products in the China Territory as TLC Hong Kong otherwise enjoys with respect to the TLC Products.

For the avoidance of doubt, if TLC Group in the future develops any new drug product outside of the TLC Products, as long as TLC holds at least *** of the equity interest in TLC Hong Kong on a fully diluted basis, TLC Hong Kong will be entitled to the same extent of the right of commercialization as the TLC Products for no further consideration.

4.4

Production Assistance. Subject to any applicable regulatory approvals, if any, TLC agrees to, based on TLC Hong Kong’s reasonable request, deliver, transfer or sell to TLC Hong Kong the production equipment, facility construction and other production related supports, (including but not limited to related raw materials, machines, equipment, systems and/or computer software) at reasonable price and within reasonable timeframe, or charge other fees related to the production. In principle, in providing assistance under this Section, TLC will *** and TLC will ***.

4.5

Product Warranties. TLC hereby represents and warrants that all TLC Products delivered under this Agreement by TLC Group shall (i) comply with all applicable specifications (to be mutually agreed upon before TLC Products delivery); (ii) be manufactured, packaged, labeled and delivered in compliance with all Applicable Law in the China Territory; (iii) not be misbranded or adulterated and (iv) not infringe any Third Party’s intellectual property right. Each delivery of TLC Products shall be accompanied by a certificate of release, in a form mutually agreed by the Parties,

4.6	Recalls or Corrective Actions. TLC Hong Kong shall fully cooperate with TLC in TLC’s decisions or upon related government authority’s request, to recall, retrieve and/or replace its TLC Products.

4.7

Indemnity. TLC agrees to indemnify TLC Hong Kong against any actual damages, costs, expenses and losses incurred by TLC Hong Kong arising from a Third Party’s claim alleging the infringement of intellectual property by the TLC Products, recalls or corrective actions resulted from the TLC Products manufactured pursuant to TLC’s requirements or TLC Products supplied or manufactured by TLC or TLC’s breach of the terms and conditions of this Agreement, to the extent that they are reasonably foreseeable. TLC Hong Kong will indemnify TLC against any actual and foreseeable damages, costs, expenses and losses incurred by TLC arising from TLC Hong Kong’s breach of this Agreement, to the extent that they are reasonably foreseeable. Any breach of the terms and conditions of this Agreement by TLC Hong Kong’s subsidiaries or its sublicensees shall be imputed to TLC Hong Kong.

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commercialization Agreement Confidential

4.8

Exchange. Both Parties agree to promptly exchange all relevant information that relates to the safety of the TLC Products, including, without limitation, any threatened or pending action by any governmental authority and especially all adverse TLC Products reactions, and cooperatively co-work to perform Pharmacovigilance in compliance with regulations.

5.	TRADEMARK USE

TLCHK may select at its discretion the product names for the TLC Products (not being any of the trademarks owned by TLC) it plans to Commercialize in the China Territory and register such product names as owner in the China Territory at its cost.

6.	NO COMPETITION

As additional consideration for the rights granted hereunder, during the Term of this Agreement and for a period of *** after the termination hereof, TLC Hong Kong agrees not to manufacture, market, sell or distribute any products that are in the same active pharmaceutical ingredient (API) form as identified and registered in the China Territory of the TLC Products.

7.	TERM & TERMINATION

7.1

Term. This Agreement shall take effect on the completion of the Closing as set forth in the Strategic Alliance Agreement (the “Effective Date”) and continue to be effective for twenty (20) years commencing from the Effective Date (the “Term”). Unless it has been terminated earlier by the Parties’ mutual agreement or in accordance with this Agreement, the Agreement shall be automatically renewed for ten (10) years upon its expiration.

7.2

Termination by Either Party. Either Party may terminate this Agreement earlier by written notice with immediate effect, if the other Party is in material breach of, or fails to perform its material obligations under this Agreement and fails to remedy such breach within *** days of receiving written notice of such breach from the non-breaching Party.

7.3

Automatic Termination. This Agreement shall terminate automatically when upon satisfaction of the conditions in Section 6.1 or Section 6.2 of the Shareholders Agreement, as the case may be, TLC is unable to enjoy corresponding rights as set forth in Section 6.1 or Section 6.2 of the Shareholders’ Agreement (i.e., TLC’s shareholding in TLC Hong Kong drops under *** or TLC fails to receive the TLC Preference Payment from the proceeds of sale under Section 6.2 of the Shareholders’ Agreement).

8.	ACTIONS AFTER TERMINATION OR EXPIRATION

8.1	Obligations of TLC Hong Kong. Upon termination or expiration of this Agreement, TLC Hong Kong shall:

(i)

Based on the permission or regulation under applicable laws, transfer, assign, and deliver or cause to be transferred, assigned, and delivered to TLC (or another entity designated by TLC) the Market Approvals and all the associated clinical or non-clinical data within *** after the expiration or termination of this Agreement; and

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commercialization Agreement Confidential

(ii)	discontinue the use of and destroy or return, as directed by TLC, any samples and materials as well as advertising of TLC Products.

Provided that within *** after the expiration or termination of this Agreement or during the remaining shelf life, whichever is shorter, TLC Hong Kong shall have the right to market, sell or distribute finished goods of TLC Products.

8.2

Survival. In the event of the termination or expiration of this Agreement, all rights and obligations of the Parties under this Agreement shall terminate. Sections 4.5, 4.6, 4.7, 4.8, 8, 10, 11, and 12 and any other obligation that by express term or its nature is intended to be performed after the expiration or termination of this Agreement shall survive the termination of expiration of the Agreement.

9.	INSURANCE

Each Party shall maintain in full force and effect during the Term of this Agreement insurance required by law in the country where work is performed. To the extent requested by the other Party, each Party shall provide the other with an original certificate of insurance evidencing that all such insurance coverages are in effect.

10.	CONFIDENTIALITY

The terms and conditions of this Agreement, any information disclosed or to be disclosed by a Party to the other Party in connection with this Agreement or any of the transactions contemplated hereby shall be kept confidential by the receiving Party and shall not be used otherwise than in connection with the transactions contemplated by this Agreement, except to the extent:

(a)	such information was lawfully in the possession of the receiving Party when received by the receiving Party;

(b)	such information is lawfully obtained by the receiving Party from a third party source without any duty as to confidentiality or non-use;

(c)	such information is generally available to the public when received by the receiving Party or thereafter becomes generally available to the public through no fault of the receiving Party;

(d)	such obligations of confidentiality and non-use are waived by the disclosing Party; or

(e)

such information is required to be disclosed by court order or any governmental authority or by any applicable law, regulations or requirements of a securities exchange and the receiving Party has promptly notified the disclosing Party, giving it the opportunity to seek an appropriate court order or other relief to limit disclosure.

For the avoidance of doubt, at the request of the US Securities and Exchange Commission and to the extent of the required disclosure, TLC may disclose to the US Securities and Exchange Commission the terms and conditions of this Agreement and publish a copy of the same.

11.	GOVERNING LAW AND DISPUTE RESOLUTION

11.1	This Agreement, all documents referred to in it which are not expressed to be governed by another law, and all non-contractual obligations arising in any way

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commercialization Agreement Confidential

whatsoever out of or in connection with this Agreement or any such documents are governed by the laws of ***.

11.2

The Parties shall attempt to resolve amicably through consultation any dispute, controversy, difference or claim arising in any way whatsoever out of or in connection with this Agreement (including, without limitation, claims for set off or counterclaim), the legal relationship established by this Agreement, including any question regarding its existence, interpretation, breach, termination or validity, or any dispute regarding non-contractual obligations arising out of or relating to this Agreement (a “Dispute”). Such consultation shall begin immediately after one party has delivered to the other party a written request for such consultation in respect of the Dispute. If within *** from the date of such written notice (or such longer period as agreed in writing by the parties) any Dispute is not resolved, the Dispute shall be submitted to arbitration in accordance with the following provisions. The Dispute shall be referred to and finally resolved by arbitration in *** administered by the *** under the *** (the “Rules”) in force when the Notice of Arbitration is submitted in accordance with the Rules. The Rules are deemed to be incorporated by reference into this clause and are subject to the rest of this clause. The seat of arbitration shall be ***. There shall be three (3) arbitrators. The arbitration proceedings shall be conducted in English. The arbitrator shall be qualified ***. The law of this arbitration clause shall be *** law.

12.	MISCELLANEOUS

12.1

No waiver. Failure by one Party to insist on the strict performance of any of the terms and conditions hereunder or the delay by one Party to exercise any of its remedies shall not constitute a waiver of such terms and conditions or a waiver of any default or remedy.

12.2

Severability. If any provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other provisions of this Agreement shall nonetheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled.

12.3

Entire Agreement. This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous agreements, promises, communication whether in writing or verbally.

12.4	Variation & Amendment. No amendment or variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each Party by its duly authorized representatives.

12.5

Notices. Any notice or communication given in relation to this Agreement shall be made in writing and delivered by mail, facsimile or in person to the addresses and facsimile numbers set out in the beginning of this Agreement or at such other address or number as the relevant Party may designate in writing.

12.6	Exhibits & Annexes. All exhibits or annexes named in and attached to this Agreement shall be an integral part of this Agreement.

Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commercialization Agreement Confidential

12.7

Force majeure. No Party shall be liable for the failure to carry out its obligations hereunder in the event that it is prevented from doing so by an event of force majeure being an event which is, or the consequences of which are, beyond the reasonable control of the Parties including strikes, riots, fires, typhoon, labor disturbances, insurrection, war, terrorism, acts of civil or military authorities, failures of carriers, acts of God or public enemy. In the event of force majeure, the obligations under this Agreement of the Party affected by the force majeure shall be suspended for as long as the force majeure continues and to the extent which the force majeure affects the Party’s obligations.

12.8

Assignment. Neither Party shall assign any of its rights and obligations in part or in entirety under this Agreement without the written consent of the other Party, unless otherwise permitted by this Agreement.

12.9

Press Release. Each Party may issue a press release about the general terms of this Agreement with prior written approval from the other Party, which consent shall not be unreasonably withheld. Otherwise, neither TLC Hong Kong nor TLC will make any public disclosure of information concerning financial or other confidential terms of this Agreement without the approval of the other Party, except that each Party may make such disclosures as may be required by Applicable Laws, including applicable securities laws.

12.10

Counterparts. This Agreement may be executed in one (1) or more counterparts, including by facsimile, .pdf, or other electronic copy, each of which shall be an original but all of which shall together constitute one and the same instrument.

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Execution Copy

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives on the date first above written.

For and on behalf of

TLC Biopharmaceuticals (H.K.) Limited

By:
Name:	Director
Title:	***

SIGNATURE PAGE TO COMMERCIALIZATION AGREEMENT

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives on the date first above written.

For and on behalf of

Taiwan Liposome Company, Ltd.

By:
Name:	***
Title:	***

SIGNATURE PAGE TO COMMERCIALIZATION AGREEMENT

*** = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.